UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On September 5, 2024, Dayforce, Inc. (the “Company” or “Dayforce”) filed a Current Report on Form 8-K (the “Original Filing”) reporting, among other things, the appointment by the Board of Directors (the “Board”) of the Company of Stephen H. Holdridge as President and Chief Operating Officer of the Company. The Company is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to provide additional information regarding material changes to Mr. Holdridge’s compensation that had not been determined at the time of the filing of the Original Filing. Except as expressly stated herein, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing.

On October 25, 2024, the Compensation Committee (the “Committee”) of the Board approved a one-time equity grant to Mr. Holdridge with a value of $2.0 million (the “Holdridge Equity Award”) under the terms of the Dayforce, Inc. 2018 Equity Incentive Plan, as may be amended from time to time, in recognition of Mr. Holdridge’s promotion and additional responsibilities. The Holdridge Equity Award will be granted in the form of restricted stock units with a value of $2.0 million (the “RSUs”). The RSUs will vest as to one-third of the award on each of the first three anniversaries of the grant date subject to Mr. Holdridge’s continued service and will be granted on the form of RSU award agreement filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date: October 30, 2024	By:	/s/ William E. McDonald
	Name:	William E. McDonald
	Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary